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                                                                   Exhibit 99(a)

                                           TXU US HOLDINGS COMPANY
                                     Certificate Pursuant to Section 906
                                       of Sarbanes - Oxley Act of 2002


   The undersigned, Erle Nye, Chairman of the Board and Chief Executive of TXU US HOLDINGS COMPANY (the "Company"), DOES HEREBY CERTIFY that:

  1. The Company's Current Report on Form 8-K related to Oncor Electric Delivery Company filed on or about November 20, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Oncor Electric Delivery Company.

     IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this 20th day of November, 2002.




                      /s/ Erle Nye
                --------------------------------------------------
                  Name:   Erle Nye
                  Title:  Chairman of the Board and Chief Executive